UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 10, 2013

A5 Laboratories Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-138927	20-5277531
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

2525 Robinhood Street, Suite 1100
Houston, Texas 77005
(Address of Principal Executive Offices)

(713) 465-1001
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           Pursuant to Section 78.320 of the Nevada Revised Statues and the Bylaws of A5 Laboratories Inc. (the “Company”), any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent to such action is signed by stockholders holding at least a majority of the voting power and on October 9, 2013, the Company received written consent from holders of greater than a majority of the Company’s voting power for a name change from “A5 Laboratories Inc.” to “Hydrogen Future Corporation.” On October 10, 2013, the Company amended its Amended and Restated Articles of Incorporation to reflect the name change.   A copy of the Amendment to the Amended and Restated Articles of Incorporation, dated October 10, 2013,  is filed as Exhibit 3.1 to this Current Report on Form 8-K. The name change will not take effect on the Company’s trading market, the OTC Bulletin Board, until they have been processed by FINRA. Once these corporate changes are processed, FINRA will provide the Company with a new trading symbol and the Company will announce the effectiveness of these changes by filing a Current Report on Form 8-K.

On December 6, 2013,  the Company filed an Amendment to the Certificate of Designation of the Series A Preferred Stock of the Company with the Secretary of State of Nevada to increase the voting rights of  the Series A Preferred Stock to 100 votes per share of Series A Preferred Stock.  A copy of the Certificate of Designation and the Amendment to Certificate of Designation after Issuance of a Class or Series are filed as Exhibits 3.2 and 3.3, respectively, to this Current Report on Form 8-K.

On December 9, 2013, the Company received written consent from stockholders holding greater than a majority of the Company’s voting power to amend  its Amended and Restated Articles of Incorporation to increase the authorized shares of common stock  from Five Hundred Million (500,000,000) shares to Ten Billion (10,000,000,000) shares.  In addition, the stockholders approved a reverse stock split by a ratio up to one-for-1,000 (1:1,000), with the exact ratio to be set as a whole number within this range determined by the Board of Directors of the Company at a future date, which the Board may (but is not required to) effect on or before December 9, 2014 without further stockholder approval.  A copy of the Amendment dated December 9, 2013 to the Company’s Amended and Restated Articles of Incorporation  reflecting the increase in authorized shares of common stock is filed as Exhibit 3.4 to this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders

The information set forth above under Item 5.03 in this Current Report with respect to the matters approved by at least a majority of holders of the Company’s voting power in actions by written consent is hereby incorporated by reference into this Item 5.07.

Item 9.01    Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
Exhibit 3.1	Amendment to Amended and Restated Articles of Incorporation of A5 Laboratories Inc., dated October 10, 2013
Exhibit 3.2	Certificate of Designation
Exhibit 3.3	Amendment to Certificate of Designation after Issuance of a Class or Series, dated December 6, 2013
Exhibit 3.4	Amendment to Amended and Restated Articles of Incorporation of Hydrogen Future Corporation, dated December 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A5 LABORATORIES INC.
(Registrant)

Dated: December 9, 2013	By:	/s/ Frank Neukomm
	Name:	Frank Neukomm
	Title:	Chairman Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 3.1	Amendment to Amended and Restated Articles of Incorporation of A5 Laboratories Inc., dated October 10, 2013
Exhibit 3.2	Certificate of Designation
Exhibit 3.3	Amendment to Certificate of Designation after Issuance of a Class or Series, dated December 6, 2013
Exhibit 3.4	Amendment to Amended and Restated Articles of Incorporation of Hydrogen Future Corporation, dated December 9, 2013